SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENT

NOTE 29. SUBSEQUENT EVENT

On April 10, 2014 (with supplemental modification on April 15, 2014), we entered into a short-term loan agreement on an arm’s-length basis with Wen He Investment Ltd. (“Wen He”) to finance its purchase from a third-party 15 million common shares of a company in Taiwan. The amount of the loan is approximately $18.8 million, maturing on May 10, 2014, and carries an interest rate of 5% per annum. The term of the loan also requires that all of the shares so purchased by Wen He be pledged to us as collateral together with the personal guarantee of another major shareholder of the Taiwan company. We entered into this loan agreement because we believe it will support the growth of our online games business.